Capital management	12 Months Ended
Dec. 31, 2023
Capital Management
Capital management

15	Capital management

For the purposes of the Company’s capital management, capital considers total equity. The primary objective of the Company’s capital management is to maximize shareholder value.

The Company manages its capital structure and makes adjustments in light of changes in economic conditions and the requirements of the financial covenants.

In order to achieve this overall objective, the Company’s capital management, among other things, aims to ensure that it meets financial covenants that define capital structure requirements. Breaches in meeting the financial covenants would permit the bank to immediately call loans or debentures. There have been no breaches of the financial covenants of any loans or debentures in the current and previous periods.

No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2023 and 2022.